--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------
                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 23, 2005
                                  -------------

                              VORNADO REALTY TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                  -------------

         MARYLAND                 NO. 001-11954                NO. 22-1657560
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)
                                  -------------


         888 SEVENTH AVENUE
         NEW YORK, NEW YORK                                         10019
(Address of Principal Executive offices)                          (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 894-7000
        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A

                                  -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 22, 2005, Steven Roth, the Chairman and Chief Executive Officer of Vornado Realty Trust (the "Company"), repaid his then outstanding loan from the Company of $13,122,500 that was scheduled to mature on January 1, 2006. On December 23, 2005, pursuant to a credit agreement (the "Agreement") entered into with the Company on November 16, 1999, Mr. Roth borrowed $13,122,500 from the Company as evidenced by a promissory note in favor of the Company (the "Note"). The Agreement provides that the Company will provide loans to Mr. Roth of up to $15 million in the aggregate at any time outstanding for so long as he remains employed by the Company. Pursuant to the Agreement, the Note is secured, bears annual interest at the applicable Federal rate on December 23, 2005 and matures December 23, 2011.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)  Exhibits.

     None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VORNADO REALTY TRUST
                                                 (Registrant)

                                             By:  s/ Joseph Macnow
                                                --------------------------------
                                             Name:  Joseph Macnow
                                             Title: Executive Vice President
                                                    - Finance and
                                                    Administration and
                                                    Chief Financial Officer
Date: December 23, 2005







                                       3